Timberland Bancorp

NASDAQ: TSBK
March 31, 2025



DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.

TIMBERLAND BRANCH LOCATIONS



Timberland Branch Locations
Poulsbo
Silverdale
Gig Harbor
Ocean Shores
GRAYS HARBOR
KING
Auburn
Edgewood
Puyallup
Hoquiam
PIERCE
THURSTON
LEWIS
Aberdeen (2 branches)
Elma
Montesano
Winlock
Tumwater
Lacey (2 branches)
Toledo
Chehalis
Olympia (2 branches)
Yelm
Bethel Station (Spanaway)

EXECUTIVE MANAGEMENT

DEAN J. BRYDON
Chief Executive Officer
31 Years of Service at Timberland Bank
31 Years in the Industry

JONATHAN A. FISCHER
President, Chief Operating Officer & Secretary
27 Years of Service at Timberland Bank
29 Years in the Industry

MARCI A. BASICH
EVP, Chief Financial Officer
25 Years of Service at Timberland Bank
25 Years in the Industry

MATTHEW J. DEBORD
EVP, Chief Lending Officer
12 Years of Service at Timberland Bank
21 Years in the Industry

TODD W. VAN CISE
EVP, Chief Credit Officer
12 Years of Service at Timberland Bank
27 Years in the Industry

BREANNE D. ANTICH
EVP, Chief Technology Officer
17 Years of Service at Timberland Bank
23 Years in the Industry

Timberland Bancorp

FINANCIAL HIGHLIGHTS

NET INCOME $ in millions


$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.27
$27.58
$23.60
$27.12
$24.28
$13.62
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025

QUARTERLY NET INCOME $ in millions


$7.50
$5.00
$2.50
$0.00
$6.31
$6.64
$6.30
$5.71
$5.92
$6.36
$6.86
$6.76
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25

EARNINGS PER DILUTED SHARE



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.88
$3.27
$2.82
$3.29
$3.01
$1.71
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025
1Q
2Q
3Q
4Q

RETURN ON ASSETS AND RETURN ON EQUITY

ROA


2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.75%
1.64%
1.27%
1.50%
1.28%
1.42%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025

ROE


16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.59%
13.98%
11.14%
12.01%
10.19%
10.99%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025

BALANCE SHEET $ in millions



Total Assets
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,566
$1,792
$1,861
$1,840
$1,923
$1,933
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025

TOTAL CAPITAL $ in thousands



$275,000
$225,000
$175,000
$125,000
$75,000
$25,000
-$25,000
$187,630
$206,899
$218,569
$233,073
$245,413
$252,524
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025

CAPITAL STRENGTH


24.00%
22.00%
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
21.34%
11.26%
22.17%
10.97%
19.45%
11.03%
19.38%
12.10%
19.39%
12.12%
20.29%
12.55%
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025
Total Risk Based
Tier 1 Leverage

BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$22.58
$20.56
$24.76
$22.80
$26.58
$24.63
$28.76
$26.81
$30.83
$28.87
$31.95
$29.99
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025

See Non-GAAP Disclosure Slide for Additional Details on Tangible Book Value Per Share

DIVIDENDS PAID/DECLARED PER COMMON SHARE



(Calendar Year)
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.80
$1.04
$0.98
$0.92
$0.97
$0.51
2020
2021
2022
2023
2024
2025 YTD
Regular
Special

DEPOSIT LEVELS $ in millions


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,358
$1,571
$1,632
$1,561
$1,648
$1,651
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025
Non-Interest Bearing Demand
NOW Checking
Money Market
Savings
Certificates of Deposit

DEPOSIT COMPOSITION

Total Deposits $1.65 Billion at March 31, 2025


25%
3%
7%
14%
18%
13%
20%
CDs Brokered
CDs >$250,000
CDs <$250,000
Money market
Savings
NOW checking
Non-interest-bearing demand

BORROWINGS $ in thousands


Total Borrowings
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$10,000
$5,000
$0
$35,000
$20,000
$20,000
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025

NET LOANS $ in millions



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$1,014
$887
$968
$927
$1,132
$1,302
$1,422
$1,420
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025
Net Loans (excl. SBA PPP)
SBA PPP Loans

DIVERSIFIED LOAN PORTFOLIO

Timberland Bancorp

Net Loans $1.42 billion at March 31, 2025


2%
3%
40%
12%
9%
13%
21%
Land
Consumer
Multi-Family
Commercial business
1-4 Family
Construction
CRE

CRE PORTFOLIO BREAKDOWN BY COLLATERAL

at March 31, 2025 ($ in thousands)

Collateral Type	Amount	% of Total Loan Portfolio	Avg. Balance Per Loan	Non-Accrual
Industrial warehouse	$127,898	8%	$1,255	$163
Medical/dental offices	$84,013	5%	$1,254	--
Office buildings	$68,239	5%	$784	--
Other retail buildings	$53,121	3%	$553	--
Mini-storage	$32,596	2%	$1,358	--
Hotel/motel	$31,967	2%	$2,664	--
Restaurants	$27,374	2%	$582	161
Gas stations/convenience stores	$24,622	2%	$1,026	--
Churches	$14,823	1%	$988	--
Nursing homes	$13,606	1%	$2,268	--
Shopping centers	$10,578	1%	$1,762	--
Mobile home parks	$8,968	1%	$448	--
Additional CRE	$104,443	7%	$762	--
Total CRE	**$602,248**	**40%**	**$938**	**$324**

CONSTRUCTION LOANS

Total Construction Loans $208 million at March 31, 2025


7%
5%
11%
22%
55%
Land Development
Spec. 1-4 Family
Commercial
Multi-Family
Custom Construction/Owner-Builder

INTEREST EARNING CASH & INVESTMENTS

Interest Earning Cash & Investments: $405 million at March 31, 2025



2%
2%
41%
19%
36%
Other Securities & Mutual Funds
CDs Held for Investment
U.S. Government Securities
Mortgage Backed Securities
Overnight Funds

ASSET QUALITY


Non-performing Assets/Total Assets
0.75%
0.65%
0.55%
0.45%
0.35%
0.25%
0.15%
0.05%
-0.05%
0.27%
0.18%
0.12%
0.09%
0.20%
0.13%
9/30/2020
9/30/2021
9/30/2022
9/30/2023
9/30/2024
3/31/2025

NET CHARGE-OFFS (RECOVERIES) $ in thousands



$300
$250
$200
$150
$100
$50
$0
($50)
($100)
($24)
($55)
$36
$18
$54
$242
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025

NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands


$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.90%
3.25%
3.16%
3.95%
3.54%
3.71%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025
Net Interest Income
Net Interest Margin

QUARTERLY NET INTEREST INCOME AND NET INTEREST MARGIN

$ in thousands


$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
4.03%
3.99%
3.94%
3.85%
3.60%
3.48%
3.53%
3.58%
3.64%
3.79%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25
Net Interest Income
Net Interest Margin

NON-INTEREST INCOME $ in thousands



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$17,188
$17,161
$12,624
$11,140
$11,136
$5,384
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025

NON-INTEREST EXPENSE $ in thousands



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$34,063
$34,591
$38,626
$43,373
$43,746
$22,260
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025

EFFICIENCY RATIO


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
50.04%
50.12%
56.42%
54.56%
58.09%
56.26%
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
YTD FY 2025

BRAND REFRESH


Timberland Bank


Timberland Bank


Timberland Bank
DRIVE UP
ATM


Timberland Bank


Timberland Bank

Member Impact Grant – Federal Home Loan Bank of Des Moines

Housing

- Habitat for Humanity of Grays Harbor - $10,000
- Habitat for Humanity of South Puget Sound - $10,000
- WA Home Builders Foundation Build Strong Academy - $10,000
- NeighborWorks of Grays Harbor -$10,000
- Homestead Community - $10,000
- Homes First (Heroes for Housing) - $10,000
- New Phoebe House Association - $10,000

Rotary

- Rotary Club of Lacey - $10,000
- Rotary Club of Poulsbo-North Kitsap - $10,000
- Tacoma Rotary 8 Foundation -$10,000
- Rotary Club of Gig Harbor - $10,000
- Sumner Rotary Club Foundation - $10,000

Food Banks

- Coastal Harvest - $12,000
- Hoquiam Food Bank - $16,000
- Aberdeen Food Bank - $12,000
- Lewis County Seniors - $10,000
- East GH County Food Bank - $12,000
- Ocean Shores Food Bank - $12,000
- Winlock-Vader Food Bank - $12,000
- Montesano Food Bank - $12,000
- Coastal Community Action Program - $12,000
- Copalis Community Church Food Bank - $12,000
- South Kitsap Helpline - $10,000

Service

- Raise for Rowyn - $10,000
- Connections - A Center for Healthy Families - $10,000
- Disabled American Veterans Ch. 41 - $10,000
- Union Gospel Mission Association of Olympia - $10,000
- Permission to Start Dreaming Foundation - $10,000
- SafePlace - $10,000
- Family Promise of Grays Harbor- $10,000
- CAC of Lewis, Mason & Thurston Counties - $10,000
- 7th Street Kids - $10,000

Community

- YMCA of Grays Harbor - $10,000
- Summit Pacific Medical Foundation - $10,000
- Summit Pacific Medical Foundation - $320,000
- Back to School Marketplace - $10,000
- Boys & Girls Club of Thurston County - $10,000
- Big Brothers & Big Sisters of SW WA - $10,000
- GreenTrike - $10,000
- 7th Street Theatre - $10,000
- The Polson Museum - $10,000
- Lions Club of Aberdeen - $10,000
- YMCA South Sound - $10,000
- Grays Harbor Young Life - $10,000


Timberland Bank
FHLB
1915
November 19, 2024
Washington Home Builders Foundation
$ 10,000.00
Ten thousand and 00/100
Helping plant your future.


Timberland Bank
FHLB


Timberland Bank
FHLB
Helping plant your future.


Timberland Bank
FHLB
1915
November 15, 2024
Connections
$ 10,000.00
Ten Thousand and 00/100
Helping plant your future.


Timberland Bank
FHLB
1915
Hoquiam Food Bank
$ 12,000.00
Twelve Thousand and 00/100
Helping plant your future.


Timberland Bank
FHLB
1915
Nov 7, 2024
Raise for Rowyn
$ 10,000.00
Ten thousand dollars & 00/100
Helping plant your future.


Timberland Bank
FHLB
Ten Thousand


Timberland Bank
FHLB

TECHNOLOGY UPDATE

Timberland Bancorp

ENGAGING CUSTOMERS

- Enhance Online Banking
- Improving our residential lending solution
- Added fraud detection tools
- Contactless debit cards – implementation completed

OPTIMIZE OPERATIONS

- Construction loan process improvement
- Digitization

NON-GAAP FINANCIAL MEASURES

- The Company reports its results in accordance with United States generally accepted account principles ("GAAP"). Timberland believes that certain non-GAAP measures provide investors with information useful in understanding the Company's financial performance; however, readers of this presentation are encouraged to review these non-GAAP measures in conjunction with GAAP results.

- Financial measures that exclude intangible assets are non-GAAP measures. To provide investors with a broader understanding of capital adequacy, Timberland provides non-GAAP financial measures for tangible common equity along with the GAAP measure. Tangible common equity is calculated as shareholders' equity less goodwill and core deposit intangible ("CDI"). In addition, tangible assets equals total assets less goodwill and CDI.

NON-GAAP FINANCIAL MEASURES

($ in thousands)	9/30/2020	9/30/2021	9/30/2022	9/30/2023	9/30/2024	3/31/2025
Shareholders equity	$ 187,630	$ 206,899	$ 218,569	$ 233,073	$ 245,413	$ 252,524
Less goodwill and CDI	(16,756)	(16,395)	(16,079)	(15,808)	(15,582)	(15,492)
Tangible common equity	$ 170,874	$ 190,504	$ 202,490	$ 217,265	$ 229,831	$ 237,032
Total assets	$ 1,565,978	$ 1,792,180	$ 1,860,508	$ 1,839,905	$ 1,923,475	$ 1,932,730
Less goodwill and CDI	(16,756)	(16,395)	(16,079)	(15,808)	(15,582)	(15,492)
Tangible assets	$ 1,549,222	$ 1,775,785	$ 1,844,429	$ 1,824,097	$ 1,907,893	$ 1,917,238

Timberland Bancorp

NASDAQ: TSBK

- Strong Core Earnings
- Well Capitalized
- Geographically Diversified
- Diversified Loan Portfolio
- Strong Core Deposit Levels
- Actively Supporting Its Communities

